Exhibit 10.9

FIRST AMENDMENT TO EXECUTIVE AGREEMENT

This AMENDMENT (the “Amendment”) to the Executive Agreement (the “Agreement”), dated September 1, 2014, by and between BioXcel Corporation, a Delaware corporation (the “Company”) and Vimal Mehta (the “Executive”) is effective as of September 1, 2017 (the “Amendment Effective Date”). Capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

WITNESSETH:

WHEREAS, on September 1, 2014, Executive and the Company entered into the Agreement; and

WHEREAS, the parties now desire to amend the Agreement to increase Executive’s Base Compensation;

NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Agreement is hereby amended as follows:

1.                                      Section 4 of the Agreement is hereby amended such that Executive’s Base Compensation shall be increased from $125,000 to $240,000 on the Amendment Effective Date.

2.                                      Section 7 of the Agreement is hereby amended such that Executive’s car lease allowance from the Company shall be increased from up to $750 per month to $1,250 per month on the Amendment Effective Date.

2.                                      Miscellaneous

(A)                               This Amendment shall be construed and interpreted in accordance with the laws of the State of Connecticut without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

(B)                               Except as amended hereby, the terms and provisions of the Agreement shall remain in full force and effect, and the Agreement is in all respects ratified and confirmed. On and after the date of this Amendment, each reference in the Agreement to the “Agreement”, “hereinafter”, “herein”, “hereinafter”, “hereunder”, “hereof”, or words of like import shall mean and be a reference to the Agreement as amended by this Amendment.

(C)                               This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Amendment.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the 21st day of December, 2017.

BIOXCEL CORPORATION

By:	/s/ Krishnan Nandabalan
Name: Krishnan Nandabalan
Title: President and CSO

By:	/s/ Vimal Mehta
Name: Vimal Mehta
Title: CEO